EXHIBIT 99.

                           SLIDE #1



NU OVERVIEW

MICHAEL G. MORRIS
CHAIRMAN, PRESIDENT,
CHIEF EXECUTIVE OFFICER

                          SLIDE #2


This presentation contains forward-looking statements, which are statements of future expectations and not facts. Actual results or developments might differ materially from those included in the forward-looking statements because of factors such as competition and industry restructuring, changes in economic conditions, changes in historical weather patterns, changes in laws, regulations or regulatory policies, developments in legal or public policy doctrines, technological developments and other presently unknown or unforeseen factors. Other risk factors are detailed from time to time in the company's SEC reports.

                                SLIDE #3


FIVE KEY MESSAGES FOR TODAY

     NU will focus on energy in the Northeastern U.S.

     NU plans to grow both regulated and unregulated businesses

     NU plans to grow its dividend as earnings grow

     NU will spend shareholder dollars prudently and will continually test new investments against share repurchases

     NU has more financial flexibility than it has had in decades

                          SLIDE # 4

WHAT'S TO COME

    PICTURES

John Forsgren - Finance

Cheryl Grise' - Utility Group

Bill Schivley - Select Energy

                       SLIDE #5


WHAT'S TO COME

 PICTURES

Bruce Kenyon - Generation

Dave Boguslawski - Transmission

                          SLIDE #6

NU'S GOAL IS TO BE ONE OF THE LEADING ENERGY DELIVERERS AND
MARKETERS IN THE NORTHEAST UNITED STATES

     Map of Northeastern United States showing the states with regulated NU distribution companies, Connecticut, Massachusetts and New Hampshire.

                          SLIDE #7


NU IS EYEING MAJOR NEW INVESTMENT OPPORTUNITIES IN ITS
TARGET MARKET

More than $600 million in Southwestern CT electric transmission

          Up to half of invested capital would be equity

     More than $200 million in CT natural gas distribution

         Financed through debt, retained earnings

Looking hard at acquiring generation in Northeast power pools

Reviewing additional energy services businesses to fill in key needs

                          SLIDE #8

MEASURES OF FINANCIAL SUCCESS

Graph showing projected earnings from operations for 2001 and 2002. For 2001, projected earnings per share range is between $1.35 and $1.50 and for 2002 projected earnings per share range is between $1.40 and $1.65.

                         SLIDE #9

MEASURES OF FINANCIAL SUCCESS

     Graph showing returns on equity at major business segment. For Regulated Businesses the projected range of returns is between 10 and 13%. For unregulated businesses the targeted minimum return on equity is 15%.

                        SLIDE #10


MEASURES OF FINANCIAL SUCCESS

3.   Dividend Growth

Annual Growth Target:  10%

Payout Target:  50% of regulated earnings

                      SLIDE #11


GOVERNMENT/REGULATORY UPDATE:
THE STATES

Strong relationships with regulators and executive and legislative branches

2002 Elections

Connecticut

     Electric choice available for 21 months, but few have switched
     Below market standard offer contract stifling competition, hurting Select Energy

New Hampshire

     Choice available, but markets will develop slowly

Massachusetts

     Developing a robust market

                         SLIDE #12


GOVERNMENT/REGULATORY UPDATE:
WASHINGTON

Congress

FERC

     ISOs and RTOs

     Transmission

NRC


                          SLIDE #13


MERGERS AND ACQUISITIONS

Deals to date

     Hydro plants
     Yankee Energy
     Denron and E.S. Boulos
     Niagara Mohawk Energy Marketing

Future focus

     Generation outside New England
     Strategic partnerships

Status of ConEd litigation

                          SLIDE #14


WHERE ARE THE OPPORTUNITIES AND RISKS

     OPPORTUNITIES                 RISKS

Interest rates remain low

Strong O&M control            Electric transmission
continues                     projects scaled back

Regulated businesses          Unfavorable Yankee
exceed allowed returns        Energy rate decision

Economic growth exceeds       Accretive unregulated
modest targets                investments are not found

Unregulated business
investments achieve superior
returns

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                          SLIDE #15


WHAT YOU WILL HEAR FROM THE NU TEAM

NU has the financial flexibility and strength to grow all lines of business

NU's regulated businesses are strong and have very attractive investment opportunities

NU's unregulated businesses continue their rapid expansion

Strong nuclear plant sales are providing capital to fuel
NU's growth

NU has an aggressive electric transmission expansion plan

                          SLIDE #16


JOHN H. FORSGREN
VICE CHAIRMAN, EXECUTIVE
VICE PRESIDENT AND CFO

                          SLIDE #17

PERFORMANCE OF MAJOR BUSINESSES THROUGH JUNE 30, 2001

Chart showing performance of major businesses through June 30, 2001. Net income, excluding extraordinary items for the 12 months ending June 30, 2001 for CL&P were $131 million, for PSNH/NAEC were $104 million, for WMECO were $24 million, for Yankee Energy were $9 million and for unregulated businesses was $13 million.

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                          SLIDE #18

SECURITIZATION AND MILLSTONE SALES ALLOWED A FINANCIAL
MAKEOVER OF NU THIS SPRING

Chart showing that $3.3 billion was made up of (i) $1.2 billion from the Millstone sale, (ii) $1.4 billion for CT
Securitization, $155 million form the WMECO Securitization and $525 million form the NH Securitization.

>PAGE>

                          SLIDE #19

PROCEEDS WERE USED FOR MULTIPLE PURPOSES

Chart showing the use of proceeds of $3.3 billion: $1.3
billion to retire debt and preferred securities, $1.1 billion for buydowns/buyouts of IPP contracts, $300 million for taxes on Millstone sale and $500+ million for return of equity to Parent.

                          SLIDE #20

FINANCIAL MAKEOVER STRENGTHENED NU'S BALANCE SHEET

Pie chart showing ratio of common equity, preferred securities, and debt and capital lease obligations to NU's total capitalization as of 12/31/99 and 6/30/01. As of 12/31/99, 7%, or $404 million, was preferred securities; 36%, or $2.1 billion, was common equity; and 57%, or 3.3 billion, was debt and capital lease obligations. As of June 30, 2001, 2%, or $116 million, was preferred securities; 46%, or $2.1 billion was common equity and 52%, or $2.4 billion, was debt and capital lease obligations.

                          SLIDE #21


WITH STRONGER BALANCE SHEET, NU HAS $1.7 BILLION
OF REFINANCINGS UNDER REVIEW

Northeast Generation Company
     Issue $440 million of 4 year and 25 year amortizing notes to refinance bank debt

PSNH
     Refinance $287.5 million of 7.65% and 7.5% tax-exempt bonds

NU
     Refinance $263 million of floating rate Yankee acquisition notes with a fixed rate maturity

NU System
     Renew $700 million of existing bank lines with a new facility that includes PSNH and Yankee

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                          SLIDE #22

NU NOW HAS A HIGH LEVEL OF FINANCIAL FLEXIBILITY

Nothing drawn on $700 million of bank lines

Nearly $100 million of cash now invested in money markets as of October 1

All preferred stock is perpetual

No significant debt maturities at regulated subsidiaries until 2021

Additional liquidity will be created by refinancing
Northeast Generation Company debt this year and selling Seabrook in 2002

                          SLIDE #23


CREDIT RATINGS HAVE STRENGTHENED AND MAY BECOME STRONGER

                    S&P       MOODY'S        FITCH

NU Senior Notes          BBB*      Baa3*      BBB-**

CL&P Bonds               BBB+*     Baa1*      BBB+**

PSNH Bonds               BBB+*     Baa3*      BBB-*

WMECO Senior Notes       BBB*      Baa2*      BBB+**

NGC Bonds                BBB-**    Baa2**     BBB-**

  *Positive Review or Outlook
**Stable Outlook

                          SLIDE #24


HOW HAS NU USED ITS CASH TO DATE?

Buy back shares

     10.1 million shares in April when forward repurchase was closed

     217,000 shares repurchased in June under old authorization

     1.3 shares repurchased since August under new 15 million share authorization

Lend $15 million to NEON Communications

     Convertible 18 percent notes

Add key niches to unregulated business portfolio

     Niagara Mohawk Energy Marketing

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                          SLIDE #25

NU WILL APPLY CURRENT CASH AND FUTURE EARNINGS TO REBUILD
     ITS ASSET BASE.

     Table showing the following:

Year           Net Plant

1999           $3.95 billion
2000           $3.55 billion
6/30/01        $3.67 billion
2002 (est.)    $4.55 billion
2003 (est.)    $5.02 billion
2004 (est.)    $5.62 billion
2005 (est.)    $6.16 billion
2006 (est.)    $6.47 billion

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                          SLIDE #26

NU NEEDS BETTER UNREGULATED PERFORMANCE TO HELP OFFSET LOWER
     PENSION CREDITS

Chart showing Annual Pension Credit on Income Statement

Year      Dollars

1997           $13 million
1998           $44 million
1999           $53 million
2000           $89 million
2001 (est.)    $100 million
2002 (est.)    $71 million

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                          SLIDE #27


UNREGULATED ENERGY BUSINESSES HAVE SEEN GREATEST REVENUE
GROWTH

     Chart showing the following:

Year      Revenues

1998           $37 million
1999           $649 million
2000           $1,900 million
2001 (est.)    $2,800 million
2002 (est.)    $3,500 million

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                          SLIDE #28

BUT PROFITABILITY HAS LAGGED


Chart showing the following:


Year           Net Income

1999                ($37 million)
2000                 $14 million
2001 (6 months
through 6/30/01)     $9 million

                          SLIDE #29


SEVERAL INITIATIVES UNDERWAY TO ENHANCE
UNREGULATED BUSINESS PROFITABILITY

Enhance energy trading operations

Acquire generation outside New England as prices recede

Refinance Northeast Generation Company debt

Sell Holyoke Water Power hydroelectric facilities and distribution business

Acquire niche services businesses

Achieve better results on Select - CL&P contract

                          SLIDE #30


NU ALSO LOOKING AT NEON FOR GROWTH

     Map showing Northeastern United States and Neon
     Communications logo and locations where it provides gateway services, dark fiber services, transport services and LAMBDA Services.

                         SLIDE #31


NU HAS REVIEWED AND REAFFIRMED SUPPORT
FOR NEON BUSINESS PLAN

Prices and demand are holding up in NEON niche

System would be difficult and costly to replicate

Need for additional capital

Removal of NEON investment from equity accounting will help NU's EPS

                          SLIDE #32


THE REGULATED DELIVERY BUSINESS

CHERYL W. GRISE'
PRESIDENT
UTILITY GROUP

                       SLIDE #33

Four Businesses in Three States

Chart showing information about NU's four businesses in 3 states:

                     CL&P        PSNH      Yankee Gas     WMECO

Customers          1,122,000    436,000      188,000      198,000
    Residential    1,026,000    374,000      165,000      181,000
    Commercial        92,000     59,000       17,000       16,000
    Industrial         4,000      3,000        2,000        1,000
    Firm Trans.          --         --         4,000           --

Revenues               $2.85 B    1.26 B        $406 M      $514 M

Employees              2,100      1,240          430         410
   Exempt                24%         31%          31%         26%
   Non-exempt            16%         33%          24%         24%
   Union                 60%         35%          45%         50%

               4,400 Sq. mi.  5,445 Sq. mi.  1,995 Sq. mi.  1,490 Sq. mi.

                          SLIDE #34


WHO WE ARE

The Utility Group is a newly formed organization of the electric and gas utilities of NU


                        CHERYL GRISE'
                          President
                        Utility Group

LEE OLIVIER      GARY LONG        KERRY KUHLMAN   DENNIS WELCH   LISA THIBDAUE
President & COO  President & COO  President & COO Pres. & COO    Vice Pres.
CL&P             PSNH             WMECO           Yankee Gas     Rates & Reg.

                           SLIDE #35


CL&P IS NU'S LARGEST REGULATED BUSINESS
AND IS AGAIN PROFITABLE

     Chart showing Income for Common

1995      $184 million
1996      ($95 million)
1997      ($155 million)
1998      ($210 million)
1999      ($26 million)
2000      $140 million
2001      $131 million  (12 mos. ended 6/30/01)

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                          SLIDE #36

CL&P IS REBUILDING ITS RATE BASE THROUGH T&D INVESTMENTS

     Chart showing Investment in Electric Plant

1997           $156 million
1998           $132 million
1999           $180 million
2000           $208 million
2001 (est.)    $231 million
2002 (est.)    $279 million
2003 (est.)    $353 million
2004 (est.)    $331 million
2005 (est.)    $343 million

>PAGE>
                          SLIDE #37

INCREASING INVESTMENT HAS HELPED MAKE CL&P RELIABILITY BEST
EVER

     Chart showing Annual Average Customer Outage Minutes,
Excluding Major Storms

          (approximates)
1992      140 minutes
1993      130 minutes
1994      150 minutes
1995      145 minutes
1996      125 minutes
1997      120 minutes
1998      125 minutes
1999      110 minutes
2000       90 minutes

                          SLIDE #38


ELECTRIC RESTRUCTURING HAS GONE
SMOOTHLY FOR CL&P CUSTOMERS

CL&P rates fell 5% on 1/1/00 when retail choice began

CL&P locked in four-year supply contracts in 1999 when purchase power costs were low

     Suppliers are Select Energy (50%), NRG (40%) and Duke(10%)
     Supply costs fixed through 12/31/03

Generation charge overcollects supply costs and surplus used to amortize stranded costs

Virtually no load has switched to competitive suppliers

Rate freeze ends 1/1/04 and default supply prices will go to market

                          SLIDE #39

EXCELLENT PLANT SALES, SECURITIZATION ARE SHRINKING CL&P'S
STRANDED COSTS

     Chart showing the following:

DPUC allowed    Fossil Plants  Hydro Plants   CL&P net        IPP, Other
Allowed level   sell for       sell for       $400M           stranded costs
                6x book        7x book        from Millstone  Securitized

Nuclear     $1.7B   $1.4B        $0.8B          $0.4 B           $0.4B

Non-Nuclear $1.9B   $1.9B        $1.9B          $1.9B            $0.5B

Total       $3.6B   $3.3B        $2.7B          $2.3B            $0.9B

                          SLIDE #40


YANKEE ENERGY INTEGRATION HAS BEEN SMOOTH

Non-core businesses have been sold

Unregulated services business combined with Select

Gas delivery business undergoing rapid expansion

Back-office systems have been combined

Meriden, CT headquarters to be closed with staff moving 10 miles to NU's Berlin, CT campus

On track to achieve more than $60 million of synergies through 2004

                          SLIDE #41


CURRENT YANKEE RATE CASE HAS SEVERAL KEY ISSUES

50-50 sharing of earnings above 12.78 ROE

     Proposal would allow company to keep first 100 basis points above 11.78 ROE

Rate support for aggressive capital program sought

     $29 million increase sought for 2002 - 7.6%

     Mechanism to allow increases in following years, depending on level of investment

     $190 million projected for expansion over next five years, plus cost of LNG facility


                                SLIDE #42

     YANKEE INVESTMENT WILL SIGNIFICANTLY ENLARGE ITS ASSET BASE

     Chart showing Total Net Utility Plant and Annual Net
Investment in Plant

          Total Net Utility Plant             Annual Net
                                          Investment in Plant

2000                $382 M                        $22 M
2001 (est.)         $393 M                        $39 M
2002 (est.)         $434 M                        $103 M
2003 (est.)         $498 M                        $125 M
2004 (est.)         $583 M                        $78 M
2005 (est.)         $645 M                        $73 M
2006 (est.)         $659 M                        $49 M

                          SLIDE #43


PSNH RESTRUCTURING DISPUTE IS OVER!!!

On October 1, 2000, 5% rate cut implemented

On April 25, 2001, $525 million securitization bonds sold

On May 1, 2001, additional 11% rate cut and retail choice began

On May 22, 2001, restructuring law was modified

     Sale of 1,200 MW of fossil/hydro generation delayed until at least February 2004

     Seabrook auction now under way; closing expected in 2002 and NAEC is then dissolved

On June 18, 2001, U.S. Supreme Court refused to hear appeal of NHPUC restructuring decision

                          SLIDE #44


PSNH's ABILITY TO RECOVER REMAINING STRANDED
COSTS IS ASSURED BY MULTIPLED FACTORS

PSNH units and Seabrook produce energy competitively

Seabrook proceeds will be used to amortize stranded costs

Energy prices for large commercial and industrial customers move to market rates in less than two years

Remaining PSNH coal, hydro, oil, and gas units can more than cover remaining residential and small commercial load

Low interest rates on securitization bonds (5.9% vs. 7.5% budget) significantly reduce debt service costs

Most importantly, state statute allows full recovery of purchased power deferrals beyond 2007, but we expect recovery to be complete well beforehand

                          SLIDE #45


WMECO STORY HAS BEEN SIMPLIFIED

No bonds or preferred stock remain

No generation, except for small share of Vermont Yankee being sold

Pass through of higher purchased power costs allowed

     17% rate hike took effect 1/1/01
     Standard Offer rate expected to drop to 4.8 cents/kwh on 1/1/02

Service reliability remains solid, but growth slow

All purchased power contracts renegotiated

     Securitization paid the costs

Earnings have been strong - - 14.4% ROE for 12 months ended
6/30/01

Distribution rates stable since January 2000

                          SLIDE #46

     CONNECTICUT INVESTMENTS WILL HELP GROW REGULATED EQUITY BASE

     Chart showing Millions of Dollars of Common Equity (all
                       numbers approximate)

             CL&P          PSNH          WMECO         NAEC      Yankee*

1998        $1 bil       $700 mil     $300 mil        $300 mil    ----
1999        $950 mil     $800 mil     $300 mil        $300 mil    ----
2000        $750 mil     $500 mil     $200 mil        $150 mil   $200 mil
6/30/01     $750 mil     $300 mil     $200 mil        $100 mil   $250 mil
2002 (est.) $600 mil     $300 mil     $200 mil           --      $250 mil
2003 (est.) $600 mil     $300 mil     $200 mil           --      $300 mil
2004 (est.) $700 mil     $150 mil     $200 mil           --      $325 mil
2005 (est.) $800 mil     $200 mil     $200 mil           --      $350 mil
2006 (est.) $800 mil     $250 mil     $200 mil           --      $400 mil

                          SLIDE #47


BOTTOM LINE AT REGULATED BUSINESS

Regulatory, Legislative relationships best in decades

System performance is good

Intense focus on productivity and cost efficiency

Investment in new Connecticut gas and electric projects mitigates sale of plants, amortization of regulatory assets

Earnings growth slower at PSNH and WMECO

Earnings growth faster at CL&P and Yankee as capital projects proceed, assuming timely regulatory orders

Cash generation should remain strong as amortization continues

                          SLIDE #48



THE UNREGULATED ENERGY BUSINESS

WILLIAM W. SCHIVLEY
PRESIDENT
SELECT ENERGY

                          SLIDE #49


ABOUT SELECT ENERGY

Recognized market leader in wholesale, trading, retail and behind-the-meter energy business in Northeastern U.S.

Provide customer solutions through innovative products in electric power, natural gas, energy management and related energy services

     Currently serving over 14,000 customer accounts throughout the 12-state region from Maine to Virginia

Becoming the premier energy marketing/infrastructure company in the Northeastern quadrant of the U.S.

     Brand equity strong and growing across multiple business audiences

                          SLIDE #50

SELECT ENERGY ORGANIZATION

     Table showing the organization of Select Energy

     Assets                  Trading   Wholesale   Retail     Behind the
                                                              Meter Services
                    SELECT ENERGY

     Holyoke     Northeast    Commodity  Wholesale  Retail     Select Energy
     Water       Generation   Trading    Power      Sales and  Services
     Power       Company      Group      Marketing  Marketing
                                         Group      Group

   Mt. Tom       Northfield                                    Select Energy
   Coal Unit     Mountain                                      Contracting
   (147 MW)      Pumped Storage
                 (1080 Mw)

  Hydro          Hydro Units                                   Denron
  Units*         (209MW)
  (43.6 MW)                                                    Yankee Energy
                                                               Services

* Expected to be in 2001

                          SLIDE #51


REVENUE GROWTH BRINGING IMPROVED OPERATING INCOME

     Chart Showing Revenue and Operating Income

     Revenue        Operating Income

1998 $29 million         ($20 million)
1999 $650 million        ($50 million)
2000 $2,061 million      $105 million
2001 $2,797 million      $112 million
(est.)

                          SLIDE #52

OUR 2001 BUSINESS AT-A-GLANCE


Projected annual revenues (year-end): $2.8 billion)

Pie Chart showing percentage of business

Wholesale Gas            8%
Retail Electric/Gas      9%
Behind the Meter         4%
CL&P Wholesale
Standard Offer           19%
Other Wholesale Electric 60%

                          SLIDE #53


ROBUST ENERGY MARKETPLACE =
LUCRATIVE GROWTH FOR SELECT ENERGY

Over 20% of U.S. population lives and works in our 12-state region

$50+ billion energy commodity consumption represents 17% of total U.S. energy consumption

[Map of northeastern states]

                         SLIDE #54


GROWTH INITIATIVES

Purchase of Niagara Mohawk Energy Marketing

     Increases Select Energy annual revenues roughly 25%

          Secures significant business in NY and beyond
(PJM, ECAR, Canada)

          Accelerates foothold in lucrative NY market by 1-2 years

          Adds important expertise, transmission access, asset management capabilities and contractual assets

Additional expansion into neighboring power pools

     Tolling and asset output arrangements

     Asset acquisition

Expanded trading activity

                          SLIDE #55


WHOLESALE ELECTRIC & GAS

5,000 MW peak load - largest in New England

     Supported by 1,500 MW of owned generation

     Unique Northfield Mountain pumped storage facility
(1,080 MW)creates energy, optionality and all ancillaries

2001 volume sold: 43,000,000 MWH; 51 BCF physical natural gas
     $450 million in major wholesale contracts won in 2001:

     National Grid, NStar, Central Maine Power; also serving 60+ municipalities throughout the Northeast

CL&P standard offer contract hedged for final 2 years

Average annual growth rate:  15% to 25%

                          SLIDE #56


TRADING

Conduit of critical market information

     Foundation of our Retail and Wholesale business segments

     Expanded management expertise to optimize market opportunities;

strengthen existing skills

Products/commodities: electric, gas, oil, weather, options, futures

Growth/expansion under way

   - Electric in New England, NY, PJM, ECAR, SERC, Canada
   - Natural gas:  commodity, basis, liquids (butane, propane, etc.)
   - Oil:  West Texas Intermediate, West Texas Sour, Light
           Louisiana Sweet, Brent, residual, heating oil and unleaded gasoline

Risk management thru industry-standard policies/practices

Average annual growth rate:  15% to 25%

                          SLIDE #57


RETAIL ENERGY MARKETING

2001 volume sold to end-user customers (projected year-end):

     1,800,000 MWH; 27 BCF natural gas

          Retail gas sales increased more than thirteen-fold from 1999 to 2001 (from $12 million to $160 million in revenue)

$95 million combined electricity and natural gas contract with Mass. Health & Educational Facilities Authority (HEFA)

Energy purchasing in New England shifting from wholesale to increased retail

Active in all Northeastern states that have retail choice

     - Approx. 14,000 customer accounts (9,900 electric; 4,100 gas)
     - Currently providing approx. 25% of gas customers w/electricity

Average annual growth rate:  30% to 60%

                          SLIDE #58


BEHIND-THE-METER SERVICES
HEC Inc. is now Select Energy Services, Inc.

2001 projections: revenues of $105 million; gross margins of 15% to 25%; operating income of $5 million

Behind-the-meter arm differentiates us from competitors

     Captures additional margin from the value chain;
enormous long-term growth potential as energy outsourcing proliferates

Select Energy companies awarded 20-year energy outsourcing contract for new Connecticut Juvenile Training School

     Includes largest single-site fuel cell installation in U.S. to date

Acquisitions of well-managed, profitable companies

Average annual growth rate:  15% to 40%

                          SLIDE #59

SELECT ENERGY NOW STARTING TO TURN REVENUE GROWTH INTO
PROFITABILITY

     Chart showing Net Income

1998         ($13 million)
1999         ($35 million)
2000         14 million $0.10 EPS
2001 (est.)  20 million $0.15 EPS     15% to 25% Annual Growth
2002 (est.)  25%+ Annual Growth

                          SLIDE #60

LOOKING AHEAD: 2006 BUSINESS AT-A-GLANCE

     Average annual growth rate 2001-2006: 15% to 25%

Pie chart showing

Wholesale Trading                 47%
Wholesale Electricity and Gas     26%
Behind the Meter                   3%
Retail Electricity and Gas        24%

                          SLIDE #61


ON TRACK FOR SUSTAINED, PROFITABLE GROWTH

Growth in revenues & gross margins of at least 15% year-over-year in all business segments

     #1 wholesale energy player in New England; New York and PJM growth and expansion under way

     Expanding trading operations

     Aggressively targeting large-volume retail energy users where default/standard offer rates are high

     Energy project development/outsourcing to be "all-in-one" provider

Development of all business segments/revenue sources as competitive markets are slower to open than expected

Increased generation asset ownership to support expanding book of business

                          SLIDE #62


THE GENERATION BUSINESS

BRUCE KENYON
PRESIDENT
GENERATION GROUP

                          SLIDE #63


PRESENTATION TOPICS

Recent strength of U.S. nuclear industry performance and benefit to NU

Status of Seabrook sale

Seabrook operations

Vermont Yankee sale results

Fuel pin search at Millstone

Growth of Northeast Generation Services

                          SLIDE #64


SUBSTANTIAL PERFORMANCE IMPROVEMENTS ACHIEVED
DURING PAST DECADE BY 103 U.S. NUCLEAR PLANTS

Average nuclear production costs have decreased 53% (1.74
cents/KWh in 2000 vs. 3.68 cents/KWh in 1990)
Average capacity factor has improved by 40% (89.6% in 2000
vs. 64% in 1990)

Average duration of refueling outages has decreased by 62%
(40 days in 2000 vs. 105 days in 1990)

Nuclear generation increased by the equivalent of adding 23 new 1,000 MW plants, despite 7 plants permanently retired
(183 million MWh since 1990)

Unusual events reported to NRC dropped 88% (from 151 in 1990 to just 18 in 2000)

                          SLIDE #65


THE NUCLEAR INDUSTRY FUTURE LOOKS BRIGHTER THAN EVER

Power Uprates - NRC has approved increases for 2,000MW

     NRC currently reviewing 17 requests
     Most around 1.5%, some BWRs up to 20%
     Industry plans to increase capacity by 1,600 MW over next five years

License Renewal will enhance plant's economic value

     NRC has renewed Calvert Cliffs 1&2, Oconee 1,2,3, and
ANO-1 licenses for 20 yrs.

     Currently NRC reviewing applications covering 12 additional reactors

     Most other reactors are expected to extend their operating licenses

                          SLIDE #66

Industry announced Vision 2020 - to add 50,000MWe of new capacity by 2020

     Construct advanced designs on existing sites
     Order within 5 years

Environmental Preservation - of all energy sources, nuclear has lowest impact on the environment

     Limited emissions
     Clean water discharge

                          SLIDE #67



SALE PRICES OF NU's NUCLEAR INTERESTS HAVE
BENEFITED FROM INDUSTRY PERFORMANCE

Millstone was a record sale

     Millstone 3 sold for $782/kw

     NU received $532M from its 68% ownership of MP3

     Millstone 2 sold for $507/kw

     NU received $443M from its 100% ownership of MP2

Vermont Yankee sold for $284/kw, seven times original offer

     NU received $29 million from its 16% share

NU's 40% share of Seabrook could be more than $300 million based on Millstone 3 sale

                          SLIDE #68


NU GENERATING ASSETS

Operating              # of Stations    Megawatts
Nuclear                      2                  541
Pumped Storage               2                1,110
Fossil                       4                1,137
Hydro                       17                  272
ICU                          2                  118
TOTAL                       27                3,178

Sales Pending
Seabrook (40%)                                  465
Vermont Yankee (16%)                             76
Holyoke Hydro (100%)                             44
TOTAL                                           585
Net After Sales                               2,593

Decommissioning               Dry Cask Storage (est.completion dates)
Connecticut Yankee (49%)      Fall 2003
Yankee Rowe (38.5%)           Summer 2002
Maine Yankee (20%)            Summer 2002

                          SLIDE #69


SEABROOK STATION

Picture

                          SLIDE #70


THE SALE OF SEABROOK SHOULD BE COMPLETED
BY END OF 4TH QUARTER 2002

NH Selected Auction Agent (JP Morgan)        10/01

Solicitation to Market                       11/01

Due Diligence                            1st Qtr 02

Bids Due/Select Winning Bidder           2nd Qtr 02

Closing                           End of 4th Qtr 02



<PAEGE>

                          SLIDE #71


SEABROOK CONTINUES TO BE A STRONG PERFORMER

Capacity Factor for Cycle 8 through Sept. 2001 - 92.8%

Capacity Factor since commercial operation - 80.5%

Next refueling outage scheduled for May 2002 - less than 30 days

203 days on-line through October 10, 2001

On track to earn ISO 14001 Certification by year-end

INPO Category 1

NRC performance indicators - all green

                          SLIDE #72


SEABROOK WILL CONTINUE TO AGGRESSIVELY MANAGE THE
PLANT TO EXCELLENCE THROUGH SALE COMPLETION

Equipment Reliability

     Develop long term strategies
     Intolerance to unanticipated equipment failures
     Improved safe and reliable operation

Quality of Maintenance

     Improve skills & effectiveness
     Refocus and standardize planning process

Corrective Action

     Reinforce clear expectations
     Aggressive performance goals

                          SLIDE #73


VERMONT YANKEE SALE WAS SUCCESSFUL

Vermont Yankee purchased by New Orleans based Entergy Corp.
on 8/15/01

Purchase price was $180 million for $284/kw

     $145 million for plant and $35 million for fuel

     Price was $150 million greater than the initial $23.5 million offer in late 1999 by AmerGen

     JP Morgan retained as auction agent

Sale of Vermont Yankee and Seabrook will allow NU to exit the nuclear operating business

                          SLIDE #74


MILLSTONE FUEL ROD ACCOUNTABILITY PROJECT
IS NEARLY COMPLETE

Two fuel pins disappeared from inventory after May 1979

Discovered missing in November 2000

Extensive search involving

    -    Records review
    -    Physical inspections
    -    Interviews

Report submitted to NRC on October 5, 2001

Investigation conclusions

     -    One of four locations:  Millstone Spent Fuel Pool,
          Hanford WA, Barnwell SC, or GE Vallecitos, CA

     -    Not a threat to public health and safety

                          SLIDE #75


NORTHEAST GENERATION SERVICES COMPANY
IS A GROWING ENTERPRISE

Formed in January, 1999

Offers design, build, manage, operate, maintain and support services for electric generating facilities and medium and large industrial customers

     Strong foundation of services based upon decades of management and operations experience with NU's fossil and hydroelectric generating plants

     Construction/build component added by acquiring experienced companies with a proven track record of success in a competitive environment

                          SLIDE #76

     NGS LINES OF BUSINESS

     Manage & Operate Services               Industrial Services
     Manage, Operate and maintain            Mechanical and electrical
     electric generating facilities          maintenance
     Combustion Turbine                      Electrical Test Services
     maintenance                             Environmental Field Services
     Energy Information Services             Analytical laboratory



     Consulting and Engineering              E.S. Boulos
     Services
     Engineering and Design                  Electrical contracting
     EPC contracting                         Electrical construction
     Co-gen evaluations                      Power generation/substations
     Environmental support                   Telecommunications

                          SLIDE #77

NGS FACILITIES PROVIDE READY ACCESS TO THE NORTHEAST MARKET

     Map showing location of NGS Facilities

Boulos Home Office, Westbrook Maine
Boulos Satellite Office, Lewiston, Maine
NGS Mechanical, Londonderry, NH
Boulos Satellite Office. Andover, Mass.
Analytical Laboratory, West Springfield, Mass
NGS Home Office, Rocky Hill, CT
Eastern CT Hydro, Connecticut
Maintenance and Machine Shop, Madison, CT
South Meadow, Connecticut
Housatonic Hydro, Connecticut
Cobble Mountain, Massachusetts
Mt. Tom, Massachusetts
Northfield Mt. And Cabot Hydro, Massachusetts
Holyoke Hydro, Massachusetts

                          SLIDE #78

NGS MISSION: TO BE THE LEADING PROVIDER OF INTEGRATED
SERVICES TO THE POWER AND INDUSTRIAL MARKETS IN THE
NORTHEAST

     Pie chart breaking down 201 revenues of $113.4 million

E.S. Boulos - Electrical Construction             $52 million
Consulting and Engineering Services               $14.1 million
Manage and Operate Services                       $29.6 million
Industrial Services                               $17.7 million

                          SLIDE #79


NGS IS GROWING AGGRESSIVELY

Acquired E.S. Boulos in 1/2001 - largest electrical construction contractor in northern New England, adding
"build" capability to our integrated services strategy

Plan to acquire additional companies in 2001-2004 that offer geographic and service related synergies

Managing four M&OS contracts covering 23 facilities, 1,700
MW, increasing to 4,200 MW by 2006

                          SLIDE #80


NGS IS GROWING AGGRESSIVELY

Increasing market presence - bid on more than $90 million of work over 18 months with a 57% success rate (excludes
Boulos)

Current backlog of work under contract is $77 million vs.
$44 million in 12/2000; $100 million additional opportunities

Increased portion of work from external, for profit, customers to 64% vs. 24% for 2000

Established NGS Mechanical, Inc. to provide mechanical services and construction

                          SLIDE #81

NGS CONTINUES TO EXCEED AGGRESSIVE REVENUE AND EARNINGS
GROWTH TARGETS

     Chart showing Revenue and Net Income Targets being exceeded

     2001 Projected ROE of 35.4%

          Revenue        Net Income

1999      $5.3 million        ($1.1 million)
2000      $44.3 million       ($0.2 million)
2001      $113.4 million      $3.5 million
2002      $123.9 million      $5.8 million
2003      $155.8 million      $7.9 million
2004      $177.6 million      $10.4 million
2005      $213.6 million      $13.9 million
2006      $225.5 million      $16.4 million

                          SLIDE #82


CURRENT MAJOR OBJECTIVES

Manage Seabrook to excellence

Accomplish Seabrook auction

Continue to aggressively grow NGS

                          SLIDE #83


DAVID H. BOGUSLAWSKI
VICE PRESIDENT -
TRANSMISSION

                          SLIDE #84


KEY TOPICS

Industry changes bring transmission opportunities

New transmission organization within NU

Status of Regional Transmission Organizations (RTO's)

Major transmission initiatives

    Southwest Connecticut
    Connecticut to Long Island Merchant Cable
    Profitability

                        SLIDE #85


INDUSTRY CHANGES BRING TRANSMISSION OPPORTUNITIES

FERC is pushing for larger regional transmission organizations

Federal focus on improving the energy infrastructure

Transmission constraints could cost consumers $1.5B annually in New England and New York

New England and New York will have significant price and capability differences in coming years

NOW IS THE TIME TO MOVE FORWARD WITH TRANSMISSION

                          SLIDE #86

NU'S FUTURE TRANSMISSION BUSINESS UNIT

     Table showing Northeast Utilities Structure

               Northeast Utilities
               Parent Company

Distribution        Transco        NUSCO     Competitive     Other
Companies                                    Businesses   Subsidiaries

                Traditional       Non-Traditional
                Transmission      Transmission

                Connecticut       DC Cable
                Massachusetts     Joint Venture #2
                New Hampshire     Joint Venture #3
                                  Etc.

                          SLIDE #87


NU's TRANSMISSION BUSINESS

Strategy:

Build a significant regional transmission company by expanding existing cost-based assets and investing in unique, market-based transmission projects.

Initiatives:
Implement a for-profit Regional Transmission Organization
(RTO)

Strengthen existing transmission in southwest Connecticut

Build a market-based, DC cable to Long Island by 2004

Form NU Transmission subsidiary

Achieve favorable market and regulatory rules

Improve system-wide asset condition

                          SLIDE #88

FIRST, LET'S LOOK AT PROPOSED RTOS

     Map showing the continental United States, shaded to show the locations of various RTOs.

Alliance RTO
ATC/MISO
California ISO
Crescent Moon RTO
Desert Star RTO
Entergy ITC/SPP
ERCOT ISO
GridFlorida Transco
Gridsouth Transco
Midwest ISO
New England RTO
New York RTO
Northern Maine ISA
PJM/PJM West
RTO West
Transconnect/RTO West
SoTrans Grid Company
SPP RTO
Translink/MISO
Non-participating IOUs
Non-participating Cooperatives
Non-participating Public Power
Non-utility/no electric service area

                          SLIDE #89

AND HOW FERC WANTS US TO BE

     Map showing the continental United States, shaded to show FERC proposal of RTOs

ERCOT RTO
Midwestern RTO
Northeastern RTO
Southeastern RTO
Western RTO
Non-participating IOUs
Non-participating cooperatives
Non-participating public power
Non-utility/no electric service area

                         SLIDE #90


NEW ENGLAND HAS PROPOSED A BINARY RTO

     Chart showing the following:

     RTO made up of ISO + ITC under FERC with a Stakeholder
Process in both the ISO and ITC

     ISO                      ITC

Independent System            Independent Transmission
Operator                      Company
Non-profit entity             For profit entity
Similar to ISO-NE             Formed by New England
Manages the power             Transmission Owners
markets and grid              Manages the
reliability                   Transmission system

                          SLIDE #91


NU PROPOSALS ADDRESS SIGNIFICANT
BOTTLENECKS IN SOUTHWEST CONNECTICUT

 [Map]

Surplus Generation - BHE, SME, SEMA, RI
Adequate Generation - HQ, NB, ME, NH, VT, CMA/NEMA, WMA, NY, CT
Marginal Conditions - Bost.
Deficient - SWCT, NOR

                          SLIDE #92


PROJECT 1:  AC CABLE REPLACEMENT

Replace the existing, 12 mile AC cable between Norwalk and Long Island

In Service Date - May 2003

Cost -- $80M, shared 50/50 with Long Island Power Authority
(LIPA)

Cost Recovery - Include our share in New England's regional rate which is paid by all New England load

Technology - AC system capable of transmitting 300 MW of energy

                          SLIDE #93


PROJECTS 2:  345 kV UPGRADE IN CONNECTICUT

Expand the 345kV system into southwest Connecticut

Location -

Phase 1, Bethel to Norwalk (20 miles)

Phase 2, Norwalk to Devon to Middletown (65 miles)

In Service - Phase 1 early 2004; Phase 2 May 2006

Cost - Phase 1 $125M, Phase 2 $400M

Cost Recovery - Include our share in New England's regional rate which is paid by all New England load

Technology - Overhead and buried AC system

                          SLIDE #94


PROJECT 3:  CONNECTICUT - LONG ISLAND CABLE (CLIC)

Connect New England and Long Island with a new merchant project

Location - Norwalk, CT to Oyster Bay, Long Island (30 miles)

In service - May 2004

Cost depends on Long Island connection point and the capacity of the cable

Cost Recovery - Market-based rates, contracts via Open
Season

Technology - DC system capable of transmitting 330 - 660 MW of energy

                          SLIDE #95

THESE PROJECTS WOULD TRIPLE NU'S TRANSMISSION INVESTMENT
WITHIN FIVE YEARS

     Table showing Transmission Net Plant (numbers in approximates)

Year           Traditional         345 Upgrades  Merchant Projects

2002           $350 million        --------            $ ---
2003           $450 million        $150 million        $ ---
2004           $450 million        $100 million        $275 million
2005           $450 million        $300 million        $300 million
2006           $525 million        $500 million        $400 million

                          SLIDE #96


SUMMARY

Now is the time to move forward with transmission investment

NU has built a transmission plan and organization to achieve value for customers and shareholders

Our for-profit RTO vision is being expanded beyond New
England

Our plan will triple NU's transmission investments in 5 years